Stock-Based Compensation	12 Months Ended
Mar. 31, 2025
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
Stock-Based Compensation
19. Stock-Based Compensation
The Company maintains a stock compensation program for directors and executive officers of the Company and others. The Compensation Committee resolved in July 2014 and the Company’s shares are provided to retiree by way of provision of the compensation through the Board Incentive Plan Trust. The Board Incentive Plan Trust purchases the Company’s common shares including future granting shares by an entrusted fund which the Company set in advance. The Company holds those shares as entrusted assets, separately from other treasury stock which the Company holds.

Under the program, points are granted annually to directors and executive officers of the Company and others based upon the prescribed standards of the Company. Upon retirement, eligible directors, executive officers and others receive a certain number of the Company’s common shares calculated by translating each point earned by that retiree to one common share.
In fiscal 2025, the Company granted 599,916 points, and 303,586 points were settled for individuals who retired during fiscal 2025. Total points outstanding under the stock compensation program as of March 31, 2025 were 3,028,648 points. The points were adjusted for the
10-for-1
stock split implemented on April 1, 2013.
During fiscal 2023, 2024 and 2025, the Company recognized stock-based compensation costs of its stock compensation program in the amount of ¥937 million, ¥2,177 million and ¥1,778 million, respectively.